Exhibit 10.25
AMENDMENT No 2
TO THE
AIRCRAFT PURCHASE AGREEMENT
BETWEEN
AIRBUS S. A. S.
as Seller
AND
AYR FREIGHTER LLC
as Buyer
Reference Number: CT0801499
Reference: CT0801499 (10)
AYR Freighter LLC — Amendment No. 2

CONTENTS

AMENDMENT TO THE AGREEMENT

1.	Clause 0 — Definitions
2.	Clause 2 — Propulsion Systems
3.	Clause 4 — Price Revision
4.	Clause 16 — Appendix
5.	Exhibits General
6.	Schedule 1 to Purchase Agreement
7.	Exhibit A — Standard Specification
8.	Exhibit B2 — A330-200 Aircraft SCN lists
9.	Exhibit D — Certificate of acceptance
10.	Exhibit H — General Electric — Propulsion Systems Price Revision Formula

AMENDMENT TO LETTER AGREEMENTS

11.	Letter Agreements — General
12.	Letter Agreement Nº 1 — Purchase Incentives
13.	Letter Agreement Nº 2 — Miscellaneous
14.	Letter Agreement Nº 3 — Predelivery Payments
15.	Letter Agreement Nº 4 — Other Matters
16.	Letter Agreement Nº 5 — Lease Support
17.	Letter Agreement Nº 6 — Flexibility
18.	Letter Agreement Nº 11 — Conversion Rights
19.	Letter Agreement Nº12 — Delivery Matters
20.	Letter Agreement Nº14 — Purchase Agreement Matters
21.	General Provisions
22.	Miscellaneous

APPENDICIES

Appendix A — Exhibit A — A330-200 Specification
Appendix B — Exhibit B2 — A330-200 SCN List
Appendix C — Schedule 1 Revision 1
Appendix D — Exhibit H — Pratt and Whitney Price Revision Formula
Appendix E — Letter Agreement N° 11 Revision 1
Reference: CT0801499 (10)
AYR Freighter LLC — Amendment No. 2

AMENDMENT N°2 TO THE
AIRCRAFT PURCHASE AGREEMENT
This Amendment N°2 (“Amendment N°2”) dated July 31, 2008 is made between
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),
and
AYR FREIGHTER LLC a limited liability company organized and existing under the laws of the State of Delaware (hereinafter referred to as the “Buyer”),
WHEREAS:
A)	the Buyer and the Seller have entered into a purchase agreement dated June 20th, 2007 which covers the manufacture and the sale by the Seller and the purchase by the Buyer of fifteen (15) A330-200 Freighter aircraft (the “Agreement”),

B)	the parties amended the Agreement to incorporate the new Pratt and Whitney 4170 Propulsion Systems as set out in the amendment to the Agreement dated November 6th 2007 (“Amendment Nº 1”).
The Buyer and Seller hereby agree to, amongst other things, (i) convert five (5) A330-200 Freighter Aircraft into A330-200 Aircraft, (ii) to modify the Scheduled Delivery Months of the Aircraft, and (iii) to cancel three (3) A330-200 Freighter Aircraft, upon the terms and conditions set out herein.
THEREFORE, IT IS AGREED:
Reference: CT0801499(10)
AYR Freighter Amendment No. 2

1.	Clause 0 — Definitions

1.1	Capitalised terms used herein and not otherwise defined in, or amended by, this Amendment N°2 shall have the meanings assigned thereto in the Agreement, as amended by Amendment N°1.

1.2	The following new definitions shall be inserted in Clause 0 of the Agreement as follows:

QUOTE
A330-200 Aircraft — the A330-200 Aircraft together with all components, equipment, parts and accessories installed in or on such Aircraft and the relevant Propulsion Systems installed thereon upon delivery.

A330-200 Freighter Aircraft — the A330-200 Freighter Aircraft together with all components, equipment, parts and accessories installed in or on such Aircraft and the relevant Propulsion Systems installed thereon upon delivery.

Airframe Price Revision Formula— shall have the same meaning as the Seller Price Revision Formula this being the price revision formula set forth in Exhibit G.

UNQUOTE

1.3	Following definitions in Clause 0 of the Agreement are herby deleted in their entirety and replaced by the following:

QUOTE

Agreement — this A330-200 Freighter Aircraft and A330-200 Aircraft purchase agreement, including all exhibits and appendices attached hereto, as the same may be amended or modified and in effect from time to time.

Aircraft— any or all of the twelve (12) firm aircraft, being either A330-200 Freighter Aircraft or A330-200 Aircraft as the case may be, and as the context demands, for which the delivery schedule is set forth in Clause 9.1.1, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Airframe — either the A330-200 Freighter Aircraft Airframe or the A330-200 Aircraft Airframe, as the case may be, excluding the relevant applicable Propulsion Systems.

Specification— the Standard Specification as amended by the SCNs set forth in Exhibit B-2 to the Agreement for the A330-200 Freighter Aircraft and for the A330-200 Aircraft the SCNs set out as Appendix B to this Amendment N°2, as may be further amended or modified in accordance with this Agreement.

Standard Specification —
(i)	For the A330-200 Freighter Aircraft the standard specification document with reference G 000 0F000, Issue 2, dated November 30, 2007, published by the Seller, a copy of which is annexed as Exhibit A to the Agreement, and

(ii)	For A330-200 Aircraft standard specification document with reference G 000 02000 issue 4.5, dated April 30, 2008 published by the Seller for the following increased design weights MTOW 233t, MLW 182t and
Reference: CT0801499(10)
AYR Freighter LLC — Amendment No. 2

MZFW 170t, a copy of which is annexed as Appendix A to this Amendment N°1.
UNQUOTE

2.	Clause 2 — Propulsion Systems

2.1	Clause 2.2.1 of the Agreement is deleted in its entirety and replaced by the following:

QUOTE
2.2.1	Available Propulsion Systems

The Aircraft shall be equipped with a set of two of the following Propulsion Systems, depending on the Aircraft type:

2.2.1.1	available A330-200 Freighter Aircraft Propulsion Systems

two (2) Rolls Royce Trent 772B engines, or two (2) Pratt & Whitney PW4170 engines;

2.2.1.2	available A330-200 Aircraft Propulsion Systems

two (2) Rolls Royce Trent 772B engines, or two (2) Pratt & Whitney PW4170 engines; or two (2) General Electric CF6-80E1A4 engines, or two (2) General Electric CF6-80E1A3 engines.
The Buyer, pursuant to sub-Clause 2.2.2 below, shall select the available Propulsion System for the relevant Aircraft type. Each Propulsion Systems shall include nacelles, thrust reversers and associated standard equipment, installed on such Aircraft on Delivery.

For clarity, General Electric CF6 Propulsion Systems are not offered or available for the A330-200 Freighter Aircraft.

UNQUOTE
Reference: CT0801499(10)
AYR Freighter LLC — Amendment No. 2

3.	Clause 16 — Appendix A.

Further to the introduction of the A330-200 Aircraft passenger aircraft, and the need for the Initial Operator to train cabin attendants, the parties agree to insert as clause 1.5 of Appendix A to Clause 16 the following:

QUOTE
1.5	Instructor Cabin Attendants’ Familiarization Course
The Seller shall provide to the Buyer instructor cabin attendants’ training free of charge for three (3) of the Buyer’s instructor cabin attendants per A330-200 Aircraft, at one of the locations defined in Clause 16.3.1.
UNQUOTE

4.	Exhibits — General

References to Aircastle Advisor LLC in the Exhibits D and E will be deemed references to AYR Freighter LLC.

5.	Schedule 1 to the Agreement

Schedule 1 to the Agreement shall be deleted in its entirety and replaced with the new Schedule 1 Revision 1 as attached as Appendix C to this Amendment N°2. This Schedule 1 Revision 1 contains the A330-200 Aircraft pricing, the revised delivery schedule and the Predelivery Payment Schedule.

6.	Exhibit A — Standard Specification

Exhibit A to the Agreement shall be supplemented by Appendix A to this Amendment N°2.

7.	Exhibit B-2 — A330-200 Aircraft SCN lists

The budgetary SCN list for the A330-200 Aircraft (as set out in Clause 3.1.3 (ii) of Schedule 1 Revision 1) is attached as Appendix B to this Amendment N°2 and is inserted immediately after A330-200 Freighter Aircraft’s SCN List in Exhibit B 2 to the Agreement.

8.	Exhibit D — Certificate of acceptance

The same form of certificate of acceptance shall be used for either the A330-200 Freighter Aircraft or the A330-200 Aircraft.
Reference: CT0801499(10)
AYR Freighter LLC — Amendment No. 2

9.	Exhibit H — General Electric — Propulsion Systems Price Revision Formula

9.1	Clause 1 of Part 1 of the Exhibit H is deleted in its entirety and replaced by the following:

QUOTE
1.	Reference Price of the Propulsion Systems

The Reference Price of a set of two (2) GENERAL ELECTRIC CF6-80E1A3 Propulsion Systems (Lb 72,000) is:
[***]
and

The Reference Price of a set of two (2) GENERAL ELECTRIC CF6-80E1A4 Propulsion Systems (Lb 70,000) is:
[***]
These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this Exhibit H.
UNQUOTE

9.2	Further to a disruption in publications of official US labour indexes, Pratt and Whitney have modified their Price Revision Formula and therefore Part 2 of Exhibit H, as modified by Amendment Nº1, is deleted in its entirety and replaced by a new Part 2 for the Pratt and Whitney Price Revision Formula that is set out Appendix D of this Amendment N°2.
Reference: CT0801499 (10)
AYR Freighter LLC - Amendment No 2

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

10.	Letter Agreements — General

General references to the A330-200F or A330-200 Freighter in the Letter Agreements shall be deemed as referencing either the A330-200 Freighter Aircraft or the A330-200 Aircraft, where the context demands, except if otherwise stated or limited by this Amendment N°2.

Any reference in each and any of the Letter Agreements in which certain provisions are being provided by the Seller to the Buyer in consideration of the Buyer taking delivery of fifteen (15) A330-200F or A330-200 Freighter Aircraft, shall be, given the reduction in the number of Aircraft as set out herein, be provided in consideration of the Buyer taking delivery from the Seller of the twelve (12) Aircraft in accordance with the terms set out the Agreement as amended by this Amendment N° 2.

The Letter Agreements signed by the parties, constituting an integral, non-severable part of the Agreement, shall be modified in accordance with the following provisions:

11.	Letter Agreement Nº 1 — Purchase Incentives

Following the conversion of the A330-200 Freighter Aircraft into A330-200 Aircraft in accordance with this Amendment N°2; (i) the purchase incentives provided in Clauses 1, 2 and 3 shall be specific and applicable to the A330-200 Freighter Aircraft only, and (ii) the Seller agrees to provide the Buyer with the following A330-200 Aircraft specific Purchase Incentives set out below which shall be inserted into Letter Agreement N°1 as clause 4, 5, and the assignment and confidentiality clauses of the Letter Agreement N°1 shall be renumbered Clause 6 and Clause 7 accordingly.
The parties hereby agree to insert the following clauses in the Letter Agreement Nº 1:
QUOTE

4.	A330-200 Aircraft Base Credit Memorandum

In consideration of the Buyer taking delivery of twelve (12) Aircraft or such lower number as may result from the termination of the Agreement with respect to any Aircraft resulting from (i) a Total Loss and/or (ii) a termination for reasons of Excusable Delay or Inexcusable Delay, the Seller shall grant to the Buyer, upon Delivery of each A330-200 Aircraft a credit memorandum (the“A330-200 Aircraft Base Credit Memorandum”) amounting to:
[***]
This A330-200 Aircraft Base Credit Memorandum shall be applied against the Final Contract Price of each A330-200 Aircraft. Such A330-200 Aircraft Base Credit Memorandum is expressed at economic conditions prevailing for a theoretical delivery in January 2006 and shall be subject to revision up to the relevant A330-200 Aircraft Delivery Date in accordance with the Airframe Price Revision Formula set forth in the Agreement, as such Airframe Price Revision Formula is amended by the provisions of the Agreement.
Reference CT: 0801499 (10)
AYR Freighter LLC — Amendment No 2

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

5.	A330-200 Aircraft Increased Order Credit Memorandum

In consideration of the Buyer taking delivery of twelve (12) Aircraft or such lower number as may result from the termination of the Agreement with respect to any Aircraft resulting from (i) a Total Loss and/or (ii) a termination for reasons of Excusable Delay or Inexcusable Delay, the Seller shall grant to the Buyer, upon Delivery of each A330-200 Aircraft an increased order credit memorandum (the “A330-200 Increased Order Credit Memorandum”) amounting to:
[***]
This A330-200 Increased Order Credit Memorandum shall be applied against the Final Contract Price of each A330-200 Aircraft. Such A330-200 Increased Order Credit Memorandum is expressed at economic conditions prevailing for a theoretical delivery in January 2006 and shall be subject to revision up to the A330-200 Aircraft Delivery Date in accordance with the Airframe Price Revision Formula set forth in the Agreement, as such Airframe Price Revision Formula is amended by the provisions of the Agreement.

UNQUOTE
12	Letter Agreement Nº2 — Miscellaneous

Further to the agreement between the parties to reschedule the Aircraft as per the delivery schedule set out in Schedule 1 Revision 1, and given that the final Aircraft deliveries are in 2012, the Seller agrees to extend the Cap Period, as the term is defined in Letter Agreement Nº2, to cover the 2012 period.

Therefore the parties agree to:

12.1	Delete references to December 31st, 2011 in Clause 1 (ii) and replaced it with the following;

QUOTE

December 31st 2012 (the “Cap Period”)

UNQUOTE
Reference: CT0801499 (10)
AYR Freighter LLC — Amendment No 2

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

12.2	Delete the table of Fm values in its entirety and replace it with the following:
[***]
UNQUOTE

13.	Letter Agreement Nº3- Predelivery Payments

The parties hereby agree to extend the decision date by which the Buyer shall elect to defer the Pre-delivery Payments in accordance with the terms of Clause 2 of Letter Agreement N° 3.

Therefore the parties agree to delete the first paragraph of Clause 2 and replace it with

QUOTE
At the Buyer’s option, such option to be exercised by the Buyer by written notice to the Seller, no later than September 30th, 2008, the Buyer may elect not to make any Predelivery Payments on [***]. If the Buyer elects such option, the definition of the Predelivery Payments Reference Price in sub-Clause 5.2.2 shall be revised to [***] and the Seller shall credit the allocable amount of the Predelivery Payment theretofore paid against the next Predelivery Payment due to the Seller.
UNQUOTE
Reference: CT0801499 (10)
AYR Freighter LLC — Amendment No 2

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

14.	Letter Agreement Nº 4 — Other Matters

14.1	For clarity is hereby understood by the parties that following Clauses and credit memorandum of Letter Agreement N°4 shall only apply to the A330-200 Freighter Aircraft and not the A330-200 Aircraft:
(i)	Clause 1 — Payload [***]

(ii)	Clause 5 — Propulsion Systems

(iii)	Clause 8 — Certification Issues

(iv)	Clause 9.1, 9.2 and 9.3 — Specification

(v)	Clause 10 — Multiple Choice Cargo Loading System
14.2	The parties hereby agree that the date December 31, 2011 in the second paragraph of Clause 9.1 of Letter Agreement Nº 4 is hereby amended to May 31, 2012.

Further, the parties agree to delete references to the Call Right in such paragraph.

14.3	The parties hereby agree to insert the following as clause 9.4 to Letter Agreement Nº 4 in order to clarify the specification upgrade mechanism applicable to the A330-200 Aircraft and for the A330-300 Aircraft if converted in accordance with Letter Agreement 11 Revision 1;

QUOTE
9.4	The Seller agrees to propose to the Buyer any future new standard specification upgrades beyond the A330-200 (or -300, as applicable) Standard Specification.
[***]
Standard specification upgrades, or part of a specification upgrade other than those set out in (a) and (b) above, which shall include Development Changes, shall be introduced into the A330-200 (or -300, as applicable) Aircraft in accordance with the terms of Clause 2 of the Agreement as amended by Letter Agreement 14.
UNQUOTE
Reference: CT0801499 (10)
AYR Freighter LLC — Amendment No 2

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

14.4	Clause 11 of Letter Agreement Nº 4 shall be deleted in its entirety, as it is no longer applicable.

15.	Letter Agreement Nº 5 — Lease Support

The parties agree that the Lease Fund Credit Memorandum as set forth in Letter Agreement Nº 5 is only applicable to the A330-200 Freighter Aircraft.
16.	Letter Agreement Nº 6 — Flexibility Whereas the parties have agreed to reschedule the Aircraft as set out herein and therefore the parties agree that both the Buyer’s Aircraft Deferral Right and the Seller’s Call Right as set out in this Letter Agreement Nº 6 are hereby extinguished and neither party shall have any rights or obligation to the other hereunder, and any references elsewhere in the Agreement to such Aircraft Deferral Right or Call Right shall be null and void and have no contractual effect.

17.	Letter Agreement Nº 11 — Conversion Rights

The parties hereby agree to delete Letter Agreement N°11 in its entirety such that it is null and void and replace it by Letter Agreement N°11 Revision 1 attached as Appendix E to this Amendment N°2.
Reference: CT0801499(10)
AYR Freighter LLC — Amendment No. 2

18.	Letter Agreement Nº 12 — Delivery Matters

The parties hereby agree that the date December 31, 2011 in Clause 3.2.1 of Letter Agreement Nº 12 is hereby amended to December 31, 2012.

19.	Letter Agreement Nº 14 — Purchase Agreement Matters

The parties agree to delete clause 11 of Letter Agreement Nº 14, entitled Clause 20 - Assignments and Transfers, in its entirety and replace it with the following;

QUOTE
11	Clause 20 — Assignments and Transfers

With respect to Clauses 20.2.1 and 20.2.2, the parties hereto agree that they will negotiate in good faith the terms and conditions under which the Buyer may assign some of its rights and obligations under the Agreement. Notwithstanding the discussions to be held between Buyer and Seller on this subject, the parties agree that the Buyer may assign, to the third parties financing the Predelivery Payments or the Aircraft (the “Financiers”), the benefit of the credit memoranda as follows:
[***]
The Seller agrees that in such discussions with the Buyer, it will not discriminate against the Buyer (as compared to other leasing companies that may also seek predelivery payment financing for A330-200 Freighter Aircraft or A330-200 Aircraft).
UNQUOTE
20.	General Provisions

20.1	Cancelled Aircraft

It is expressly agreed that the parties shall cancel three (3) A330-200 Freighter Aircraft, which prior to the execution of this Amendment Nº 2, had rank numbers 5, 10 and 13 that were due for delivery on the following respective Scheduled Delivery Months December 2010, June 2011 and September 2011 (the “Cancelled Aircraft”).

The parties agree that neither party shall have any rights or obligations regarding the Cancelled Aircraft, except that the Seller shall set off an amount equal to the Predelivery Payment received from the Buyer with respect to such Cancelled Aircraft amounting to a total of [***], against the Predelivery Payments due in accordance with the revised delivery schedule as set out in Clause 3 of Schedule 1 Revision 1.

20.2	Waiver

The parties recognise the mutual benefit of the revised Delivery Schedule as set out in Clause 3 of Schedule 1 Revision 1 and improved Aircraft type flexibility and conversion rights as per the terms of this Amendment Nº 2.
Reference: CT0801499 (10)
AYR Freighter LLC — Amendment No 2

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

The Buyer and the Seller hereby agree that this Amendment Nº 2 is entered into in consideration, amongst other things, of the Buyer not exercising any rights it may have under Clause 11 of the Agreement as a result of the A330-200 Freighter Aircraft delays that have been reflected in the revised Delivery Schedule as set out in Clause 3 of Schedule 1 Revision 1 (the “2008 Delays”).

Consequently, the Buyer hereby expressly waives and renounces any and all claims, rights of action and proceedings against the Seller arising out of or in connection with the 2008 Delays, whether in contract or at law, including, but not limited to, any rights the Buyer may have in relation to receiving (i) any liquidated damages due by the Seller to the Buyer in respect of the 2008 Delays pursuant to Clause 11 of the Agreement and (ii) any interest accrued by the Seller on the Predelivery Payments during the period the Seller has held such Predelivery Payments.

Both the Buyer and the Seller hereby agree that this Amendment N°2 shall constitute a full and final settlement between the Buyer and the Seller of all matters relating to the 2008 Delays.

For the avoidance of doubt, the provisions of the Agreement shall apply in respect of any delay that affects the revised Delivery Schedule as set out in Clause 3 of Schedule 1 Revision 1.

21.	Miscellaneous

21.1	The Agreement, its Exhibits, its Letter Agreements together with Amendment N° 1 and Amendment N° 2, contain the entire agreement in relation to their subject matter between the parties and supersede any previous understandings, commitments and/or representations whatsoever oral or written to the extent it relates to the subject matter hereof.
21.2	In the event of any inconsistencies between the terms of the Agreement, including its Exhibits and Letter Agreements and this Amendment N°2, Amendment N°2 shall prevail to the extent of such inconsistency.

21.3	The Agreement including its Exhibits and Letter Agreements shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

21.4	This Amendment N 2 shall not be modified or varied except by an instrument in writing executed by both parties or by their duly authorised representatives.

21.5	Clauses 22.2 (Notices), 22.3 (Waiver), 22.6 (Interpretation and Law) 22.4 (International Supply Contract), 22.13 (Language), 22.15 (Counterparts) and 22.9 (Confidentiality) of the Agreement shall apply to this Amendment N° 5 mutatis mutandis as if set out in full herein.

21.6	The scope of Personal Information as set out in Clause 22.9 shall be expanded to include the additional type flexibility and conversion rights from the Freighter Aircraft to the Passenger Aircraft.
Reference: CT0801499(10)
AYR Freighter LLC — Amendment No. 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Amendment Nº2 to the Seller.

Agreed and Accepted		Agreed and Accepted
For and on behalf of		For and on behalf of
AYR FREIGHTER LLC		AIRBUS S.A.S.

By:	/s/ Ron Wainshal	By:	/s/ Christophe Mourey

	Its: Managing Director		Its: Senior Vice President Contracts
	Date: July 31, 2008		Date: 31st July, 2008
Reference: CT0801499(10)
AYR Freighter LLC — Amendment No. 2